UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2005
Date of Report (Date of earliest event reported)

RAPA MINING INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 900, 555 Burrard Street
Vancouver, British Columbia, Canada		V7X 1M8
(Zip Code)

(604) 836-5999
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our annual reports on Form 10-KSB, our quarterly reports on Form 10-QSB and our current reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” and the “Company” mean Rapa Mining Inc., unless otherwise indicated. All dollar amounts in this report are expressed in U.S. dollars, unless otherwise indicated.

SECTION 2 – FINANCIAL INFORMATION.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective on June 16, 2005 (the “Closing Date”), we completed the acquisition of all of the issued and outstanding shares of Clyvia Technology GmbH (“Clyvia Technology”). The acquisition of Clyvia Technology was completed in accordance with the terms of the share purchase agreement dated for reference as of the 7th day of April, 2005, between the Company, Clyvia Technology, Clyvia Capital GmbH (“Clyvia Capital”) and our former Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary, Brian R. Cheston (the “Share Purchase Agreement”).

In consideration for Clyvia Capital transferring to the Company all of the shares of Clyvia Technology, the Company issued 55,000,000 shares of its common stock to Clyvia Capital. In addition, Mr. Cheston sold to Clyvia Capital an additional 14,000,000 shares of the Company’s common stock at an aggregate sale price of $10,000. As part of the acquisition of Clyvia Technology, Mr. Cheston and Paul Chung agreed to resign as directors and officers of the Company. Walter P.W. Notter was then appointed as the sole director and officer of the Company.

Corporate Organization and History of Rapa Mining Inc.

We were incorporated on December 11, 2003. Prior to completing the acquisition of Clyvia Technology, we were engaged in the business of acquiring and exploring mineral properties. We currently have an option with Rockcutter Capital Inc. (“Rockcutter”) to acquire a 100% interest in two mineral claims located approximately 15 miles north of the town of Barriere in the Kamloops Mining Division in British Columbia, Canada known as the Chu Chua Property. In order to exercise this option, we are required to expend a total of $100,000 in exploration expenditures on the Chu Chua Property by October 31, 2005.

Having completed the acquisition of Clyvia Technology, we intend to abandon our mineral property acquisition and exploration business in order to focus our resources on the development of Clyvia Technology’s proprietary technology. As a result, we expect that we will lose our option rights to the Chu Chua Property.

Clyvia Technology GmbH

Clyvia Technology was founded on December 21, 2004 under the laws of Germany. Clyvia Technology was formed for the purpose of developing a proprietary technology that utilizes a process known as catalytic depolymerization to produce diesel fuel and heating oil from various forms of recyclable waste materials, including vegetable oils, plastics and organic solids (the “Technology”).

Prior to our acquisition of Clyvia Technology, Clyvia Technology had been engaged primarily in organizational activities, and has not earned any revenues to date.

The Technology

Catalytic depolymerization is a chemical procedure that utilizes heat and/or ion exchanging catalysts to breakdown larger macro-molecules into simpler compounds.

Utilizing this chemical process, Clyvia Technology has developed a system that breaks down the longer hydrocarbon molecules found in certain recyclable waste materials into the shorter hydrocarbon molecules used in high quality diesel fuel and/or heating fuel. The possible input waste products include:

(a)	Waste petroleum products, such as cold cleansers, oil sludge and used mechanical oils;
(b)	Waste plastic products;
(c)	Organic plant or animal oils or fats, such as those found in cooking oils, cosmetics and candles; and
(d)	Organic solids, such as wood products, animal waste and waste food products.

In the proposed Clyvia system, the input raw materials are to be fed into a reactor containing a mixture of circuit oil and an ion exchanging catalyst compound. The hydrocarbon molecules are then stored in the reactive chamber where a heated liquid and steam mixture is introduced, heating the compound to a reactive temperature of approximately 300°C to 400°C. Once the reactive temperature is reached, the longer hydrocarbon molecules of the input materials break down into shorter hydrocarbon molecules and evaporate. The evaporated hydrocarbon molecules are then led to a fractional distillation plant which cools the vapor and extracts diesel and/or heating fuel.

One of the major developmental hurdles to using catalytic depolymerization in the past was the production of large amounts of undesirable and toxic byproducts, including chlorine, fluorine and coke. The process being developed by Clyvia Technology resolves these issues by binding these substances in the form of salts at temperatures of 260°C to 280°C before the splitting process occurs. Further, the process utilized by the Technology splits the longer molecules without forming methane, meaning that the Clyvia system does not produce major quantities of coke. The system used by the Technology is fundamentally different from the process historically used to split hydrocarbon molecules known as pyrolysis. Pyrolysis utilizes thermal energy to split hydrocarbon molecules, requiring extremely high reactive temperatures, significantly increasing the cost of the process, and producing high amounts of waste carbon byproduct.

In laboratory tests, Clyvia Technology has demonstrated that its proprietary process promises to overcome many of the disadvantages to using catalytic depolymerization:

(a)	The system utilizes specialized ion exchanging catalysts to accelerate the depolymerization process;

(b)
Utilizing a new catalyzing agent, the Clyvia system has been able to maintain constant catalyzer activity even in the presence of chlorine and fluorine, which normally interfere with the depolymerization process; and

(c)	The system separates the reactor component of the plant from the distillation component, resulting in an extremely clean end-product.

The Technology has been successfully demonstrated in laboratory tests and we are now seeking to construct a pilot project prototype that we will use to demonstrate that the Technology can be used to effectively create a renewable source of high quality diesel fuel and/or heating oil. However, to date, a fully working prototype unit has not been constructed and there is no assurance that we will be able to construct such a prototype. Even if we are successful in constructing such a prototype, there is no assurance that we will be able to develop any commercially viable products based on that prototype.

Intellectual Property Rights

Clyvia Technology has licensed rights to three patent pending technologies, filed in the German Patent and Trademark Office, which form the basis of its catalytic depolymerization process (the “Licensed Technology”). In addition, in March, 2005, Clyvia Capital filed a separate patent application with the German Patent and Trademark Office on behalf of Clyvia Technology for its catalytic depolymerization process.

The three licensed patent pending technologies have been licensed from ECO Impact GmbH (“ECO Impact”) pursuant to a license agreement executed by Clyvia Technology and ECO Impact in December, 2004. The agreement is for an unlimited term and may be terminated no earlier than December 31, 2009 with at least twelve months prior notice. In consideration for the granting of the license, Clyvia Technology has agreed to pay the following royalties:

(a)	5% of gross sale revenues based on the Licensed Technology (“License Revenue”) of up to €500,000 (approximately $607,030 based on an exchange rate of €1:$1.21406);

(b)	4% of License Revenue between €500,000 and €1,000,000 (approximately $1,214,060); and

(c)	3% of License Revenue in excess of €1,000,000.

Key Personnel of Clyvia Technology

Dr. Manfred Sappok: Dr. Sappok is a Managing Director and a key employee of Clyvia Technology. Dr. Sappok has a PhD in physics and began his career as a project manager at ABB in Manheim, Germany. In 1981, Dr. Sappok moved to Siempelkamp, a German based industrial manufacturing giant, where he was appointed as a managing director in 1983. In 1997, Dr. Sappok left Siempelkamp and began work on developing the Technology. In 2004, Dr. Sappok founded Clyvia Technology along with Dieter Wagels.

Dieter Wagels: Mr. Wagels is also a Managing Director and key employee of Clyvia Technology. Mr. Wagels is the principal of Dast GmbH, a manufacturer of precision machinery located in Düsseldorf, Germany. In 2004, Mr. Wagels founded Clyvia Technology with Dr. Sappok.

Beginning on July 1, 2005, Clyvia Technology has agreed to pay to Dr. Sappok a salary of €2,300 (approximately $2,792) per month. Clyvia Technology does not currently pay Mr. Wagels for his services. We do expect to pay Mr. Wagels for his services in the future; however, the amount and terms of that compensation has yet to be determined.

Competition

We are currently aware of two companies attempting to develop and market recycling technologies that utilize catalytic depolymerization to generate diesel fuel from waste products. Although the Company is unsure as to the current state of development of these companies and their technologies, it believes that their products have not yet gained acceptance in the market place. If we are able to successfully construct a working proto-type of the Technology within the next twelve months, of which there is no assurance, we believe that we will be able to compete with these companies and their technologies.

The market for technologies that utilize catalytic depolymerization for fuel production is an emerging market and, to our knowledge, no single competitor has emerged to firmly establish themselves in the marketplace. However, the market for alternative fuel production is highly competitive with a number of alternative technologies being developed. In addition, we expect that products based on the Technology and the Clyvia process will compete directly with fossil fuels produced by existing and well established oil companies. In order to compete with other alternative fuel sources and existing fossil fuel producers, we will have to differentiate the Technology from competitors. In order to do so, we intend to emphasize the Technology’s dual benefits as an alternative source of energy and as a municipal solid waste management system. However, our ability to market the Technology will depend upon our ability to successfully develop the Technology and a working prototype, of which there is no assurance.

Plan of Operations

Now that we have completed the acquisition of Clyvia Technology, we intend to devote our resources to the development of the Technology. We do not expect to apply any of our resources to the exploration of the Chu Chua Property and we intend to allow our option on that property to expire. To develop the Technology, we intend to do the following:

(a)
Construct a pilot project prototype of the Technology. Upon obtaining the necessary financing, we estimate that it will take approximately eight to nine months to complete the construction of the prototype.

(b)
Once the demonstration prototype has been constructed, we will test the demonstration model utilizing different types of waste materials, which will include testing of the quality of the diesel fuel and heating oil produced by the unit.

(c)
Once we are satisfied with the results of our testing program, we will invite representatives from the waste management and energy production industries to our facilities in order to conduct demonstrations of the prototype.

We anticipate spending approximately €2,000,000 (approximately $2,428,120 based on an exchange rate of €1:$1.21406) in pursuing the above plan of operation over the next twelve months. This amount is in excess of our current cash reserves and we do not expect to earn any revenues until we have completed the commercial development of products based on the Technology. Accordingly, we will require substantial additional financing in order to fund the above plan of operation. We anticipate that any additional financing will likely be in the form of equity financing as substantial debt financing is not expected to be available at this stage of our business.

Currently we do not have any financing arrangements in place and there is no assurance that we will be able to obtain sufficient financing in order to proceed with either the development of the Clyvia Business or the exploration program for the Chu Chua Property. If we do not obtain the necessary financing, then our plan of operation will be scaled back according to the amount of funds available. The inability to raise the necessary financing will severely restrict our ability to pursue our plan of operation.

Risk Factors

Need For Financing

We do not currently have the financial resources to complete our plan of operation for the next twelve months. We anticipate that we will require financing in the amount of $2,500,000 in order to fund our plan of operation over the next twelve months. We currently do not have any financing arrangements in place and there is no assurance that we will be able to acquire sufficient financing on terms acceptable to us or at all. If financing is not available or obtainable, our ability to meet our financial obligations and pursue our plan of operation will be substantially limited and investors may lose a substantial portion or all of their investment.

Limited Operating History, Risks Of A New Business Venture

We were incorporated on December 11, 2003 and prior to the acquisition of Clyvia Technology, we were involved in the business of acquiring and exploring mineral properties. We do not have any operating history with respect to the business of Clyvia Technology or the development of the Technology.

Further, Clyvia Technology was formed on December 21, 2004 and likewise does not have an operating history upon which future performance may be assessed.

Potential investors should be aware of the difficulties normally encountered by a new enterprise and the high rate of failure of such enterprises. The potential for future success must be considered in light of the problems, expenses, difficulties complications and delays encountered in connection with the development of a business in the area in which we intend to operate and in connection with the formation and commencement of operations of a new business in general. These include, but are not limited to, unanticipated problems relating to research and development programs, marketing, approvals by government agencies, competition and additional costs and expenses that may exceed current estimates. There is no history upon which to base any assumption as to the likelihood that our business will prove to be successful, and there can be no assurance that we will generate any operating revenues or ever achieve profitable operations.

Our Operations May Be Subject To Extensive Government Regulations

The operations of Clyvia Technology are based in Germany and its operations may be subject to extensive government regulations in Europe or any other jurisdiction in which products based on the Technology are marketed. Municipal solid waste management and the production of diesel fuels and heating oils are highly regulated industries and we may have to satisfy numerous mandatory procedures, regulations, and safety standards established by federal and state regulatory agencies in order to develop and market the Technology. The extent to which these regulations may apply to us is not yet fully known and there can be no assurance that we can successfully comply with all present or future government regulations.

Rapid Technological Changes In The Alternative Fuels Industry Could Make Our Products Obsolete

The alternative fuels industry in which we intend to compete is characterized by rapid technological change and intense competition. New technologies, products and industry standards will develop at a rapid pace which could make our planned products obsolete. Our future success will depend upon our ability to rapidly develop a working prototype of the Technology and to commercialize and market products based on the Technology. In addition, we will be required to introduce product enhancements to address the needs of our customers. Delays in our ability to develop the Technology and products based on the Technology may allow competitors to obtain a significant advantage over us and may make it more difficult for us to develop our business.

Asserting And Defending Intellectual Property Rights May Impact Results Of Operations

The success of our business may depend on our ability to protect our proprietary process and technology from competitors. We have licensed certain patent pending technologies and have applied for our own patent with the German Patent and Trademark Office. However, there is no assurance that a final patent will be granted for any of the patent pending technologies underlying the Technology. If we are not able to obtain a patent for any of the technologies, we will only be able to protect the Technology by maintaining the secrecy of the Clyvia process and technology.

Even if we are able to obtain patents for the Technology, we may be required to defend our intellectual property rights through litigation. The financial cost of such litigation could have a material impact on our financial condition even if we are successful in developing and marketing products and in defending any of our intellectual property rights, of which there is no assurance. Furthermore, an adverse outcome in any litigation or interference proceeding could subject us to significant liabilities to third parties and require us to cease using the technology that is at issue or to license the technology from third parties. In addition, a finding that any of our intellectual property rights are invalid could allow competitors to more easily and cost-effectively compete. Thus, an unfavorable outcome in any patent litigation or interference proceeding could have a material adverse effect on our business, financial condition and results of operations.

We Intend To Operate In A Highly Competitive Industry

The alternative energy market is an emerging market and is constantly evolving. No single alternative source of diesel fuel or heating oil has gained wide spread acceptance; however, a number of companies world wide are attempting to develop alternative sources of energy and the market is highly competitive. Our future success is dependent upon our ability to develop the Technology as an effective, efficient and economical source of energy and our ability to effectively market the Technology. There is no assurance that we will be able to successfully do either of these things.

Even if we are successful in developing the Technology, the Technology will compete direct with existing sources of oil such as fossil fuels and with existing forms of municipal solid waste management. The fossil fuel industry and the solid waste management industry are both well established and dominated by companies with abundant technical, financial, marketing, sales and other resources. If we are to succeed, we will need to differentiate the benefits of the Technology from those marketed by existing sources of oil and waste management processes. Even if we are able to successfully differentiate the Technology, there is no assurance that the Technology will be able to gain acceptance in the marketplace.

Dependence On Key Personnel

Our success will largely depend on the performance of our management and on the management of Clyvia Technology. We are currently dependent upon a limited number of employees and consultants. As such, our success will also depend on our ability to attract and retain highly skilled technical, research, management, regulatory compliance, sales and marketing personnel. Competition for such personnel is intense. The loss of the services of such personnel or the inability to attract and retain other key personnel could impair the development of our business, operating results and financial condition.

SECTION 3 – SECURITIES AND TRADING MARKETS.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

In consideration for a 100% interest in Clyvia Technology, we issued to Clyvia Capital 55,000,000 shares of our common stock. These shares were issued to Clyvia Technology pursuant to the exemptions to registration contained in Regulation S of the Securities Act of 1933 on the basis that Clyvia Capital is not a “U.S. person,” as that term is defined in Regulation S.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.01     CHANGES IN CONTROL OF THE REGISTRANT.

(a) Change in Control

Effective on June 16, 2005, Clyvia Capital acquired an aggregate of 69,000,000 shares in our common stock. Of these shares, 55,000,000 shares were issued by us in exchange for a 100% interest in Clyvia Technology. The remaining 14,000,000 shares acquired by Clyvia Capital were acquired from Brian Cheston for an aggregate purchase price of $10,000. Clyvia Capital paid for the purchase price of the shares acquired from Mr. Cheston out of its own funds. As a result, Clyvia Capital now owns 70.5% of our total issued and outstanding shares of common stock.

Pursuant to the Share Purchase Agreement, upon closing of the acquisition of Clyvia Technology, our existing board of directors and executive officers resigned from their positions and Walter P.W. Notter was appointed as our sole director and executive officer.

ITEM 5.02     DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 16, 2005, upon closing of the acquisition of Clyvia Technology, our existing board of directors, consisting of Paul Chung and Brian Cheston, resigned from their positions. In addition, Mr. Cheston also resigned as our Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary. The resignations of Mr. Chung and Mr. Cheston were made in accordance with the terms of the Share Purchase Agreement and were not due to any disagreements with the Company.

Upon the resignations of Mr. Chung and Mr. Cheston, Walter P.W. Notter was appointed as the sole director and as our Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary.

Mr. Notter has over twenty years of experience in finance and banking and has held a number of senior positions at Swiss investment banks. From 1984 to 1987, Mr. Notter held the position of vice-director at Finanz & Handels AG Schwyz. In 1987, he became the managing director of Globo Investkredit AG / Bank Globo AG where he remained until 1993. In 1993, Mr. Notter returned to Finanz & Handels AG Schwyz and assumed the position of managing director until 1998. Since then Mr. Notter has acted as a private consultant specializing in finance, engineering administration, facility management and real estate investment. In addition to acting as a private consultant, at various times during the last seven years, Mr. Notter has acted as the president and chief executive officer of a number of private companies.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Business Acquired

The audited and unaudited financial statements of Clyvia Technology required by this item are not included in this report on Form 8-K and will be filed by an amendment to this report not later than September 1, 2005.

(b)     Pro Forma Financial Information

Pro forma consolidated financial statements of the Company and Clyvia Technology are not included in this report on Form 8-K and will be filed by an amendment to this report no later than September 1, 2005.

(c)     Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement between Clyvia Capital Holding GmbH, Rapa Mining Inc., Clyvia Technology GmbH and Brian Cheston, dated for reference the 7th day of April, 2005.(1)

10.2	Agreement and Deed of Transfer between Clyvia Capital Holding GmbH and Rapa Mining Inc. dated for reference as of the 16th day of June, 2005.

99.1	Press Release dated June 20, 2005.

               (1)  Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the  SEC on April 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPA MINING INC.

Date: June 22, 2005	By:	/s/ Walter P.W. Notter

WALTER P.W. NOTTER
Chief Executive Officer, President, Chief Financial
Officer, Treasurer and Secretary